                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-01 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $277,077,175.45
Loan Count: 671
Cut-off Date: 2004-01-01
Avg. Loan Balance: $412,931.71
Avg. Orig. Balance: $443,888.31
W.A. FICO*: 725
W.A. Orig. LTV: 69.99%
W.A. Cut-Off LTV: 65.61%
W.A. Gross Coupon: 7.1791%
W.A. Net Coupon: 6.9256%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 341 months
W.A. Rem. Term: 295 months
W.A. Age: 46 months
% over 80 COLTV: 3.40%
% over 100 COLTV: 0.00%
% with PMI: 4.23%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.11%
W.A. MI Adjusted LTV: 64.75%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.94%
% Conforming: 2.48%

2. Original Balance

                        ---------------------------------
                         Original Balance        Percent
                        ---------------------------------
                        *** 50,000                  0.02%
                        ---------------------------------
                        150,001 - 250,000           0.06
                        ---------------------------------
                        250,001 - 350,000          10.07
                        ---------------------------------
                        350,001 - 450,000          48.41
                        ---------------------------------
                        450,001 - 550,000          21.52
                        ---------------------------------
                        550,001 - 650,000          13.72
                        ---------------------------------
                        650,001 - 750,000           2.55
                        ---------------------------------
                        750,001 - 850,000           0.48
                        ---------------------------------
                        850,001 - 950,000           1.43
                        ---------------------------------
                        950,001 - 1,050,000         1.36
                        ---------------------------------
                        1,050,001 - 1,150,000       0.38
                        ---------------------------------
                        Total:                    100.00%
                        ---------------------------------

Average: $443,888.31
Lowest: $50,000.00
Highest: $1,065,000.00

*** Denotes Less than or Equal to

3. Cut-Off Balance

                         -------------------------------
                         Cut-Off Balance        Percent
                         -------------------------------
                         *** 50,000                0.03%
                         -------------------------------
                         150,001 - 250,000         0.35
                         -------------------------------
                         250,001 - 350,000        21.97
                         -------------------------------
                         350,001 - 450,000        44.25
                         -------------------------------
                         450,001 - 550,000        18.37
                         -------------------------------
                         550,001 - 650,000        10.58
                         -------------------------------
                         650,001 - 750,000         1.23
                         -------------------------------
                         750,001 - 850,000         1.14
                         -------------------------------
                         850,001 - 950,000         0.98
                         -------------------------------
                         950,001 - 1,050,000       0.69
                         -------------------------------
                         1,050,001 - 1,150,000     0.38
                         -------------------------------
                         Total:                  100.00%
                         -------------------------------

Average: $412,931.71
Lowest: $44,745.77
Highest: $1,059,517.49

4. Index

                               -------------------
                               Index      Percent
                               -------------------
                               FIX         100.00%
                               -------------------
                               Total:      100.00%
                               -------------------

5. Product Type

                          ----------------------------
                          Product Type        Percent
                          ----------------------------
                          30 YR                 90.25%
                          ----------------------------
                          15 YR                  9.75
                          ----------------------------
                          Total:               100.00%
                          ----------------------------

*** Denotes Less than or Equal to

6. Coupon

                               -----------------------
                               Coupon         Percent
                               -----------------------
                               5.751 - 5.875     0.38%
                               -----------------------
                               5.876 - 6.000     0.20
                               -----------------------
                               6.126 - 6.250     0.34
                               -----------------------
                               6.251 - 6.375     0.30
                               -----------------------
                               6.376 - 6.500     1.69
                               -----------------------
                               6.501 - 6.625     2.54
                               -----------------------
                               6.626 - 6.750     6.64
                               -----------------------
                               6.751 - 6.875    14.20
                               -----------------------
                               6.876 - 7.000    15.25
                               -----------------------
                               7.001 - 7.125    12.79
                               -----------------------
                               7.126 - 7.250    12.19
                               -----------------------
                               7.251 - 7.375    10.09
                               -----------------------
                               7.376 - 7.500     9.40
                               -----------------------
                               7.501 - 7.625     6.05
                               -----------------------
                               7.626 - 7.750     2.39
                               -----------------------
                               7.751 - 7.875     2.58
                               -----------------------
                               7.876 - 8.000     1.58
                               -----------------------
                               8.001 - 8.125     0.87
                               -----------------------
                               8.126 - 8.250     0.26
                               -----------------------
                               8.251 - 8.375     0.25
                               -----------------------
                               8.376 - 8.500     0.02
                               -----------------------
                               Total:          100.00%
                               -----------------------

W.A.: 7.179
Lowest: 5.875
Highest: 8.500

7. Credit Score

                               -----------------------
                               Credit Score   Percent
                               -----------------------
                               800 - 849         3.07%
                               -----------------------
                               750 - 799        35.89
                               -----------------------
                               700 - 749        27.94
                               -----------------------
                               650 - 699        23.71
                               -----------------------
                               600 - 649         9.39
                               -----------------------
                               Total:          100.00%
                               -----------------------

W.A.: 725
Lowest: 600
Highest: 818

8. Lien Position

                             ----------------------------
                             Lien Position       Percent
                             ----------------------------
                             1                    100.00%
                             ----------------------------
                             Total:               100.00%
                             ----------------------------

9. Loan Purpose

                             ----------------------------
                             Loan Purpose        Percent
                             ----------------------------
                             Purchase              48.00%
                             ----------------------------
                             Refinance-Rate/Term   35.20
                             ----------------------------
                             Refinance-Cashout     16.80
                             ----------------------------
                             Total:               100.00%
                             ----------------------------

10. Property Type

                             ----------------------------
                             Property Type       Percent
                             ----------------------------
                             SFR                   66.93%
                             ----------------------------
                             PUD Attach            18.90
                             ----------------------------
                             PUD Detach             6.60
                             ----------------------------
                             Condo                  3.30
                             ----------------------------
                             2-Family               2.72
                             ----------------------------
                             3-Family               0.72
                             ----------------------------
                             Townhouse              0.62
                             ----------------------------
                             4-Family               0.21
                             ----------------------------
                             Total:               100.00%
                             ----------------------------

11. Documentation

                             ----------------------------
                             Documentation       Percent
                             ----------------------------
                             Rapid                 63.50%
                             ----------------------------
                             Standard              31.64
                             ----------------------------
                             Reduced                3.61
                             ----------------------------
                             All Ready Home         1.25
                             ----------------------------
                             Total:               100.00%
                             ----------------------------

12. Occupancy Status

                            --------------------------
                            Occupancy Status  Percent
                            --------------------------
                            Primary             94.27%
                            --------------------------
                            Secondary            4.94
                            --------------------------
                            Investor             0.79
                            --------------------------
                            Total:             100.00%
                            --------------------------

13. PMI Providers

                             -----------------------
                             PMI Providers  Percent
                             -----------------------
                             NONE             95.77%
                             -----------------------
                             GEMIC             1.12
                             -----------------------
                             PMIC              0.85
                             -----------------------
                             UGIC              0.67
                             -----------------------
                             RMIC              0.60
                             -----------------------
                             MGIC              0.38
                             -----------------------
                             TGIC              0.38
                             -----------------------
                             RGIC              0.24
                             -----------------------
                             Total:          100.00%
                             -----------------------

14. State

                             ----------------------
                             State         Percent
                             ----------------------
                             California      41.50%
                             ----------------------
                             Texas            9.23
                             ----------------------
                             Virginia         6.23
                             ----------------------
                             Florida          5.19
                             ----------------------
                             Colorado         4.32
                             ----------------------
                             Other           33.52
                             ----------------------
                             Total:         100.00%
                             ----------------------

15. California

                         ------------------------------
                         California            Percent
                         ------------------------------
                         Northern California     60.93%
                         ------------------------------
                         Southern California     39.07
                         ------------------------------
                         Total:                 100.00%
                         ------------------------------

16. Zip Code

                         ----------------------------
                         Zip Code            Percent
                         ----------------------------
                         94025                  0.94%
                         ----------------------------
                         94062                  0.90
                         ----------------------------
                         94118                  0.80
                         ----------------------------
                         94109                  0.73
                         ----------------------------
                         91011                  0.73
                         ----------------------------
                         Other                 95.89
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

17. Delinquency*

                         ----------------------------
                         Delinquency*        Percent
                         ----------------------------
                         0-29 days            100.00%
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

* MBA method

18. Times 30 Days DLQ

                         ----------------------------
                         Times 30 Days DLQ   Percent
                         ----------------------------
                         0                     96.16%
                         ----------------------------
                         1                      3.84
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

19. Convertible Flag

                         ----------------------------
                         Convertible Flag    Percent
                         ----------------------------
                         N                    100.00%
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

20. Buydown Agreement

                         ----------------------------
                         Buydown Agreement   Percent
                         ----------------------------
                         N                     99.84%
                         ----------------------------
                         Y                      0.16
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

21. Original Term

                        ----------------------------------
                        Original Term             Percent
                        ----------------------------------
                        120                          0.34%
                        ----------------------------------
                        180                          9.41
                        ----------------------------------
                        240                          0.56
                        ----------------------------------
                        276                          0.16
                        ----------------------------------
                        300                          0.24
                        ----------------------------------
                        348                          0.20
                        ----------------------------------
                        360                         89.08
                        ----------------------------------
                        Total:                     100.00%
                        ----------------------------------

W.A.: 341.3 months
Lowest: 120 months
Highest: 360 months

22. Cut-Off Remaining Term

                        ----------------------------------
                        Cut-Off Remaining Term    Percent
                        ----------------------------------
                        49 - 54                      0.13%
                        ----------------------------------
                        61 - 108                     0.59
                        ----------------------------------
                        109 - 114                    1.11
                        ----------------------------------
                        115 - 120                    0.16
                        ----------------------------------
                        121 - 168                    7.76
                        ----------------------------------
                        175 - 180                    0.25
                        ----------------------------------
                        181 - 228                    0.40
                        ----------------------------------
                        235 - 240                    0.13
                        ----------------------------------
                        241 - 288                    0.48
                        ----------------------------------
                        289 - 294                    2.83
                        ----------------------------------
                        295 - 300                   10.58
                        ----------------------------------
                        301 - 342                   75.01
                        ----------------------------------
                        355 - 360                    0.58
                        ----------------------------------
                        Total:                     100.00%
                        ----------------------------------

W.A.: 295.4 months
Lowest: 52 months
Highest: 355 months

23. Cutoff Loan Age

                            -------------------------
                            Cutoff Loan Age  Percent
                            -------------------------
                            1 - 6               0.58%
                            -------------------------
                            25 - 30             8.76
                            -------------------------
                            31 - 36            38.21
                            -------------------------
                            37 - 42             0.63
                            -------------------------
                            49 - 54             7.35
                            -------------------------
                            55 - 60            32.89
                            -------------------------
                            61 or greater      11.58
                            -------------------------
                            Total:            100.00%
                            -------------------------

W.A.: 45.9 months
Lowest: 5 months
Highest: 160 months

24. OLTV

                             -----------------------
                             OLTV           Percent
                             -----------------------
                             *** 20.00         0.46%
                             -----------------------
                             20.01 - 25.00     0.21
                             -----------------------
                             25.01 - 30.00     0.71
                             -----------------------
                             30.01 - 35.00     0.86
                             -----------------------
                             35.01 - 40.00     1.66
                             -----------------------
                             40.01 - 45.00     2.20
                             -----------------------
                             45.01 - 50.00     2.63
                             -----------------------
                             50.01 - 55.00     5.44
                             -----------------------
                             55.01 - 60.00     6.03
                             -----------------------
                             60.01 - 65.00     7.93
                             -----------------------
                             65.01 - 70.00    12.46
                             -----------------------
                             70.01 - 75.00    13.60
                             -----------------------
                             75.01 - 80.00    41.72
                             -----------------------
                             80.01 - 85.00     0.38
                             -----------------------
                             85.01 - 90.00     3.57
                             -----------------------
                             90.01 - 95.00     0.12
                             -----------------------
                             Total:          100.00%
                             -----------------------

W.A.: 69.99%
Lowest: 11.40%
Highest: 94.99%

*** Denotes Less than or Equal to

25. Cut-Off LTV

                         -----------------------
                         Cut-Off LTV    Percent
                         -----------------------
                         *** 20.00         0.69%
                         -----------------------
                         20.01 - 25.00     0.35
                         -----------------------
                         25.01 - 30.00     0.86
                         -----------------------
                         30.01 - 35.00     0.91
                         -----------------------
                         35.01 - 40.00     3.14
                         -----------------------
                         40.01 - 45.00     3.43
                         -----------------------
                         45.01 - 50.00     4.41
                         -----------------------
                         50.01 - 55.00     5.63
                         -----------------------
                         55.01 - 60.00     7.57
                         -----------------------
                         60.01 - 65.00    12.12
                         -----------------------
                         65.01 - 70.00    10.17
                         -----------------------
                         70.01 - 75.00    19.61
                         -----------------------
                         75.01 - 80.00    27.70
                         -----------------------
                         80.01 - 85.00     1.52
                         -----------------------
                         85.01 - 90.00     1.75
                         -----------------------
                         90.01 - 95.00     0.12
                         -----------------------
                         Total:          100.00%
                         -----------------------


W.A.: 65.61%
Lowest: 10.81%
Highest: 91.06%

Banc of America Securities LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

*** Denotes Less than or Equal to

                            Global Structured Finance

                              BoAMS 2004-01 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned

                                   671 records
                              Balance: 277,077,175

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------
                                            Percent
                     Number      Aggregate  of Loans       Average                                   W.A.        W.A.
                       of         Current      by          Original      W.A.    W.A.      W.A.    Original   Remaining   W.A.
                    Mortgage     Principal  Principal     Principal     Gross    FICO    Original  Term to     Term to    Loan
Original Balance     Loans        Balance    Balance       Balance      Coupon   Score     LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
*** 50,000                 1  $     46,090      0.02%    $   50,000     8.500%     638     55.56%       360         268     92
------------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000          1       174,730      0.06        216,000     6.250      745     80.00        360         242    118
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         87    27,894,665     10.07        341,530     7.227      731     70.34        351         306     45
------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        361   134,120,563     48.41        394,986     7.207      728     71.91        348         302     46
------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000        129    59,629,456     21.52        497,474     7.151      722     69.07        341         296     45
------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         69    38,018,913     13.72        611,640     7.094      722     69.65        329         280     49
------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         11     7,067,530      2.55        702,759     7.272      702     67.69        298         257     42
------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          2     1,342,000      0.48        792,500     7.417      677     64.97        285         235     50
------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000          5     3,957,535      1.43        909,450     7.331      732     53.73        278         240     38
------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000        4     3,766,174      1.36        993,750     7.097      716     47.60        317         285     33
------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000      1     1,059,517      0.38      1,065,000     5.875      766     43.92        360         355      5
------------------------------------------------------------------------------------------------------------------------------
Total:                   671  $277,077,175    100.00%    $  443,888     7.179%     725     69.99%       341         295     46
------------------------------------------------------------------------------------------------------------------------------

Average: $443,888.31
Lowest: $50,000.00
Highest: $1,065,000.00

*** Denotes Less than or Equal to

2. Gross Coupon

------------------------------------------------------------------------------------------------------------
                                      Percent
                Number     Aggregate  of Loans    Average                             W.A.      W.A.
                  of        Current      by       Original    W.A.   W.A.    W.A.   Original Remaining  W.A.
               Mortgage    Principal  Principal  Principal   Gross   FICO  Original Term to   Term to   Loan
Gross Coupon     Loans      Balance    Balance    Balance    Coupon  Score   LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------
5.751 - 5.875         1 $  1,059,517      0.38% $1,065,000   5.875%    766   43.92%      360       355     5
------------------------------------------------------------------------------------------------------------
5.876 - 6.000         1      546,240      0.20     549,000   6.000     708   68.63       360       355     5
------------------------------------------------------------------------------------------------------------
6.126 - 6.250         3      938,739      0.34     403,000   6.250     747   65.55       214       146    68
------------------------------------------------------------------------------------------------------------
6.251 - 6.375         2      819,174      0.30     488,750   6.375     780   51.15       256       198    58
------------------------------------------------------------------------------------------------------------
6.376 - 6.500        11    4,669,240      1.69     492,764   6.500     739   70.36       301       243    58
------------------------------------------------------------------------------------------------------------
6.501 - 6.625        16    7,025,035      2.54     495,764   6.625     751   66.07       323       275    48
------------------------------------------------------------------------------------------------------------
6.626 - 6.750        45   18,407,875      6.64     448,167   6.750     729   67.68       340       289    51
------------------------------------------------------------------------------------------------------------
6.751 - 6.875        95   39,349,023     14.20     454,963   6.875     733   70.43       328       279    49
------------------------------------------------------------------------------------------------------------
6.876 - 7.000       104   42,242,950     15.25     434,026   6.999     744   69.11       339       293    46
------------------------------------------------------------------------------------------------------------
7.001 - 7.125        84   35,440,866     12.79     454,013   7.125     720   69.77       339       293    46
------------------------------------------------------------------------------------------------------------
7.126 - 7.250        86   33,786,653     12.19     421,325   7.250     722   68.60       341       296    45
------------------------------------------------------------------------------------------------------------
7.251 - 7.375        68   27,957,084     10.09     435,648   7.375     727   72.71       356       309    46
------------------------------------------------------------------------------------------------------------
7.376 - 7.500        61   26,042,233      9.40     447,299   7.500     702   71.81       360       318    42
------------------------------------------------------------------------------------------------------------
7.501 - 7.625        41   16,775,926      6.05     434,562   7.625     717   72.89       349       308    41
------------------------------------------------------------------------------------------------------------
7.626 - 7.750        15    6,622,723      2.39     459,367   7.750     714   72.91       357       317    40
------------------------------------------------------------------------------------------------------------
7.751 - 7.875        16    7,147,131      2.58     466,614   7.875     699   72.66       351       311    40
------------------------------------------------------------------------------------------------------------
7.876 - 8.000        11    4,365,232      1.58     419,888   7.996     690   69.46       345       299    45
------------------------------------------------------------------------------------------------------------
8.001 - 8.125         6    2,404,346      0.87     424,583   8.125     726   57.50       320       277    44
------------------------------------------------------------------------------------------------------------
8.126 - 8.250         2      733,358      0.26     376,125   8.250     665   78.24       360       325    35
------------------------------------------------------------------------------------------------------------
8.251 - 8.375         2      697,741      0.25     373,000   8.375     743   82.06       360       287    73
------------------------------------------------------------------------------------------------------------
8.376 - 8.500         1       46,090      0.02      50,000   8.500     638   55.56       360       268    92
------------------------------------------------------------------------------------------------------------
Total:              671 $277,077,175    100.00% $  443,888   7.179%    725   69.99%      341       295    46
------------------------------------------------------------------------------------------------------------


W.A.: 7.179%
Lowest: 5.875%
Highest: 8.500%

3. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
               Number      Aggregate       Percent    Average                                     W.A.        W.A.
                 of         Current        of Loans   Original    W.A.       W.A.      W.A.     Original   Remaining    W.A.
              Mortgage     Principal     by Principal Principal   Gross      FICO    Original   Term to     Term to     Loan
Credit Score   Loans        Balance        Balance     Balance    Coupon     Score     LTV      Maturity    Maturity     Age
-------------------------------------------------------------------------------------------------------------------------------
800 - 824           23    $  8,515,641        3.07%   $404,646     7.031%      806     58.98%       341          291      50
-------------------------------------------------------------------------------------------------------------------------------
775 - 799          139      55,562,742       20.05     436,399     7.114       786     67.01        338          290      48
-------------------------------------------------------------------------------------------------------------------------------
750 - 774          106      43,873,291       15.83     449,364     7.089       764     69.01        340          294      46
-------------------------------------------------------------------------------------------------------------------------------
725 - 749           93      38,612,076       13.94     445,462     7.149       737     72.04        345          298      47
-------------------------------------------------------------------------------------------------------------------------------
700 - 724           94      38,794,773       14.00     440,353     7.161       712     72.79        345          300      44
-------------------------------------------------------------------------------------------------------------------------------
675 - 699           94      40,735,995       14.70     460,260     7.343       687     70.94        341          297      44
-------------------------------------------------------------------------------------------------------------------------------
650 - 674           60      24,965,982        9.01     443,942     7.192       664     69.22        339          294      45
-------------------------------------------------------------------------------------------------------------------------------
625 - 649           38      15,540,618        5.61     432,697     7.361       638     73.70        336          295      41
-------------------------------------------------------------------------------------------------------------------------------
600 - 624           24      10,476,058        3.78     461,900     7.261       614     73.64        350          305      45
-------------------------------------------------------------------------------------------------------------------------------
Total:             671    $277,077,175      100.00%   $443,888     7.179%      725     69.99%       341          295      46
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 725
Lowest: 600
Highest: 818


4. Index

-------------------------------------------------------------------------------------------------------------------------------
               Number      Aggregate       Percent    Average                                     W.A.        W.A.
                 of         Current        of Loans   Original    W.A.       W.A.      W.A.     Original   Remaining    W.A.
              Mortgage     Principal     by Principal Principal   Gross      FICO    Original   Term to     Term to     Loan
Index          Loans        Balance        Balance     Balance    Coupon     Score     LTV      Maturity    Maturity     Age
-------------------------------------------------------------------------------------------------------------------------------
FIX                671    $277,077,175      100.00%   $443,888     7.179%      725     69.99%       341          295      46
-------------------------------------------------------------------------------------------------------------------------------
Total:             671    $277,077,175      100.00%   $443,888     7.179%      725     69.99%       341          295      46
-------------------------------------------------------------------------------------------------------------------------------


5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                     Number      Aggregate       Percent    Average                                     W.A.        W.A.
                       of         Current        of Loans   Original    W.A.       W.A.      W.A.     Original   Remaining    W.A.
                    Mortgage     Principal     by Principal Principal   Gross      FICO    Original   Term to     Term to     Loan
Loan Purpose         Loans        Balance        Balance     Balance    Coupon     Score     LTV      Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 321    $133,010,658        48.00%   $444,619     7.217%     729      74.75%       349         303      46
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      234      97,519,988        35.20     450,952     7.101      722      66.67        330         283      47
------------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout        116      46,546,529        16.80     427,618     7.232      723      63.36        342         299      44
------------------------------------------------------------------------------------------------------------------------------------
Total:                   671    $277,077,175       100.00%   $443,888     7.179%     725      69.99%       341         295      46
------------------------------------------------------------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------
                                       Percent
                 Number     Aggregate  of Loans    Average                               W.A.        W.A.
                   of        Current      by       Original    W.A.   W.A.    W.A.     Original   Remaining   W.A.
                Mortgage    Principal  Principal  Principal   Gross   FICO  Original   Term to     Term to    Loan
Property Type     Loans      Balance    Balance    Balance    Coupon  Score   LTV      Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------
SFR                  452 $185,437,496      66.93%  $441,187    7.167%   726    69.97%       343         296     47
------------------------------------------------------------------------------------------------------------------
PUD Attach           132   52,379,655      18.90    431,695    7.137    723    71.22        338         290     48
------------------------------------------------------------------------------------------------------------------
PUD Detach            40   18,299,944       6.60    476,872    7.318    715    65.95        339         306     32
------------------------------------------------------------------------------------------------------------------
Condo                 22    9,142,694       3.30    439,836    7.404    731    73.35        341         298     43
------------------------------------------------------------------------------------------------------------------
2-Family              15    7,536,013       2.72    543,733    7.183    731    64.67        330         285     45
------------------------------------------------------------------------------------------------------------------
3-Family               4    1,991,840       0.72    524,175    7.248    724    76.86        360         313     47
------------------------------------------------------------------------------------------------------------------
Townhouse              5    1,704,321       0.62    363,960    7.109    749    76.17        360         304     56
------------------------------------------------------------------------------------------------------------------
4-Family               1      585,212       0.21    625,000    6.750    719    69.44        360         298     62
------------------------------------------------------------------------------------------------------------------
Total:               671 $277,077,175     100.00%  $443,888    7.179%   725    69.99%       341         295     46
------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------
                                             Percent
                    Number        Aggregate  of Loans    Average                            W.A.      W.A.
                      of           Current      by       Original   W.A.   W.A.    W.A.   Original Remaining  W.A.
Occupancy          Mortgage       Principal  Principal  Principal  Gross   FICO  Original Term to   Term to   Loan
Status               Loans         Balance    Balance    Balance   Coupon  Score   LTV    Maturity  Maturity  Age
------------------------------------------------------------------------------------------------------------------
Primary                 634    $261,196,358      94.27%  $442,534   7.172%   725   70.20%      342       296    46
------------------------------------------------------------------------------------------------------------------
Secondary                31      13,701,262       4.94    481,514   7.229    730   66.99       326       281    44
------------------------------------------------------------------------------------------------------------------
Investor                  6       2,179,555       0.79    392,583   7.657    731   64.44       332       285    47
------------------------------------------------------------------------------------------------------------------
Total:                  671    $277,077,175     100.00%  $443,888   7.179%   725   69.99%      341       295    46
------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------
                                           Percent
                   Number      Aggregate  of Loans    Average                               W.A.       W.A.
                    of          Current      by       Original    W.A.   W.A.     W.A.    Original  Remaining  W.A.
Geographic        Mortgage     Principal  Principal  Principal   Gross   FICO   Original  Term to    Term to   Loan
Distribution       Loans        Balance    Balance    Balance    Coupon  Score    LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------
California             274  $114,988,635     41.50%   $452,425   7.159%    729    67.31%       344        298    46
--------------------------------------------------------------------------------------------------------------------
Texas                   60    25,582,323      9.23     454,291   7.211     716    74.59        339        292    46
--------------------------------------------------------------------------------------------------------------------
Virginia                42    17,270,495      6.23     440,510   7.105     725    71.99        325        283    43
--------------------------------------------------------------------------------------------------------------------
Florida                 35    14,392,461      5.19     453,477   7.279     728    73.27        330        286    43
--------------------------------------------------------------------------------------------------------------------
Colorado                31    11,976,573      4.32     413,190   7.285     718    72.23        355        309    46
--------------------------------------------------------------------------------------------------------------------
Georgia                 23     9,165,548      3.31     429,365   7.064     735    67.74        334        287    47
--------------------------------------------------------------------------------------------------------------------
New York                17     7,282,531      2.63     463,156   7.382     729    71.28        318        276    41
--------------------------------------------------------------------------------------------------------------------
Washington              19     7,039,224      2.54     399,979   7.330     722    73.13        360        309    51
--------------------------------------------------------------------------------------------------------------------
Maryland                14     5,591,323      2.02     418,503   7.146     744    71.58        356        311    45
--------------------------------------------------------------------------------------------------------------------
North Carolina          13     5,429,826      1.96     443,896   7.140     725    72.63        344        295    48
--------------------------------------------------------------------------------------------------------------------
Illinois                13     5,385,400      1.94     433,162   7.246     723    70.01        360        313    47
--------------------------------------------------------------------------------------------------------------------
Arizona                 12     4,968,461      1.79     466,542   7.247     700    73.44        360        309    51
--------------------------------------------------------------------------------------------------------------------
South Carolina           9     3,738,120      1.35     442,127   6.925     713    68.87        360        306    54
--------------------------------------------------------------------------------------------------------------------
Massachusetts            9     3,619,305      1.31     425,489   7.120     741    64.61        360        305    55
--------------------------------------------------------------------------------------------------------------------
Nevada                   8     3,543,608      1.28     468,838   7.029     756    69.33        360        307    53
--------------------------------------------------------------------------------------------------------------------
New Jersey               8     3,480,933      1.26     463,908   7.117     708    66.36        326        283    43
--------------------------------------------------------------------------------------------------------------------
Alabama                  9     3,316,663      1.20     407,750   7.115     697    75.38        306        257    49
--------------------------------------------------------------------------------------------------------------------
Minnesota                7     2,935,896      1.06     445,057   7.088     715    67.27        327        284    43
--------------------------------------------------------------------------------------------------------------------
Tennessee                7     2,791,050      1.01     430,986   7.183     711    76.64        329        284    45
--------------------------------------------------------------------------------------------------------------------
Ohio                     6     2,600,275      0.94     465,633   7.270     684    79.38        316        271    45
--------------------------------------------------------------------------------------------------------------------
Other                   55    21,978,525      7.93     424,925   7.198     729    70.76        340        295    45
--------------------------------------------------------------------------------------------------------------------
Total:                 671  $277,077,175    100.00%   $443,888   7.179%    725    69.99%       341        295    46
--------------------------------------------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------
                                             Percent
                      Number    Aggregate    of Loans     Average                                 W.A.       W.A.
                        of       Current        by       Original     W.A.    W.A.     W.A.     Original   Remaining    W.A.
County               Mortgage   Principal    Principal   Principal   Gross    FICO   Original    Term to    Term to     Loan
Distribution          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA          51    $ 21,588,825      7.79%   $462,459    7.055%    726     66.35%      340         296       44
------------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA          46      18,623,344      6.72     433,169    7.139     736     68.25       345         299       45
------------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA            30      12,857,530      4.64     460,295    7.249     723     68.54       344         295       50
------------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA        23      11,140,180      4.02     524,313    7.198     731     63.78       339         293       46
------------------------------------------------------------------------------------------------------------------------------
Orange ,CA               25      10,926,328      3.94     480,256    7.099     732     65.50       338         293       45
------------------------------------------------------------------------------------------------------------------------------
Fairfax ,VA              21       8,976,408      3.24     460,433    7.146     708     74.11       328         283       44
------------------------------------------------------------------------------------------------------------------------------
Alameda ,CA              17       7,351,537      2.65     451,994    7.188     735     71.93       360         317       43
------------------------------------------------------------------------------------------------------------------------------
San Diego ,CA            17       6,705,872      2.42     417,259    7.155     719     68.37       351         305       46
------------------------------------------------------------------------------------------------------------------------------
Harris ,TX               12       5,711,271      2.06     508,829    7.040     722     73.41       328         280       49
------------------------------------------------------------------------------------------------------------------------------
Fulton ,GA               14       5,691,814      2.05     442,354    7.077     721     65.53       318         276       42
------------------------------------------------------------------------------------------------------------------------------
Other                   415     167,504,065     60.45     433,056    7.209     725     71.27       342         296       46
------------------------------------------------------------------------------------------------------------------------------
Total:                  671    $277,077,175    100.00%   $443,888    7.179%    725     69.99%      341         295       46
------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------------------------------------
                                        Percent
                Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                  of         Current       by       Original     W.A.     W.A.    W.A.      Original   Remaining   W.A.
               Mortgage     Principal   Principal   Principal   Gross     FICO  Original    Term to     Term to    Loan
Original LTV    Loans        Balance     Balance     Balance    Coupon    Score    LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00        1    $    830,982      0.30%    $855,000    7.125%    771    11.40%        360         328      32
-------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        1         457,031      0.16      485,000    6.750     671    19.40         360         303      57
-------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        2         587,765      0.21      409,750    7.165     804    21.48         161         116      45
-------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        5       1,978,882      0.71      424,300    7.243     763    27.34         309         263      46
-------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        5       2,372,286      0.86      517,000    6.988     755    33.19         324         278      46
-------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       10       4,589,347      1.66      488,745    7.168     751    38.31         346         301      45
-------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       13       6,100,082      2.20      507,069    6.826     733    43.37         309         268      42
-------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       16       7,285,578      2.63      494,246    7.260     744    47.06         339         294      45
-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       36      15,083,769      5.44      465,344    7.127     729    52.96         308         263      45
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       42      16,708,841      6.03      442,236    7.167     734    57.99         326         279      47
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       53      21,979,910      7.93      451,326    7.168     733    62.77         332         286      46
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       81      34,521,140     12.46      456,786    7.161     727    67.94         344         296      48
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       91      37,693,535     13.60      444,228    7.207     721    73.67         340         294      46
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      283     115,595,221     41.72      434,492    7.191     720    79.36         351         306      45
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        3       1,065,808      0.38      375,333    7.543     737    83.51         360         304      56
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       28       9,882,317      3.57      374,214    7.292     709    89.17         351         302      49
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        1         344,680      0.12      359,550    7.375     729    94.99         360         327      33
-------------------------------------------------------------------------------------------------------------------------
Total:             671    $277,077,175    100.00%    $443,888    7.179%    725    69.99%        341         295      46
-------------------------------------------------------------------------------------------------------------------------

W.A.: 69.99%
Lowest: 11.40%
Highest: 94.99%

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                                         Percent
                Number     Aggregate    of Loans      Average                                   W.A.        W.A.
                  of        Current        by        Original     W.A.     W.A.      W.A.     Original   Remaining    W.A.
               Mortgage    Principal    Principal    Principal    Gross    FICO    Original   Term to     Term to     Loan
Original Term   Loans       Balance      Balance      Balance    Coupon    Score     LTV      Maturity    Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------
120                 2   $    949,933       0.34%       $653,000     6.949%   748     54.85%       120          82        38
-----------------------------------------------------------------------------------------------------------------------------
180                64     26,072,593       9.41         507,352     6.996    728     62.52        180         135        45
-----------------------------------------------------------------------------------------------------------------------------
240                 4      1,554,451       0.56         443,740     7.145    665     72.40        240         195        45
-----------------------------------------------------------------------------------------------------------------------------
276                 1        442,186       0.16         471,500     7.250    780     26.19        276         246        30
-----------------------------------------------------------------------------------------------------------------------------
300                 2        678,698       0.24         363,775     7.428    714     51.62        300         253        47
-----------------------------------------------------------------------------------------------------------------------------
348                 1        565,005       0.20         596,800     6.875    794     80.00        348         316        32
-----------------------------------------------------------------------------------------------------------------------------
360               597    246,814,311      89.08         436,351     7.199    725     70.93        360         314        46
-----------------------------------------------------------------------------------------------------------------------------
Total:            671   $277,077,175     100.00%       $443,888     7.179%   725     69.99%       341         295        46
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 341.3 months
Lowest: 120 months
Highest: 360 months


Banc of America Securities LLC


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